UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

             As noted in Item 5.07 below, at the 2014 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company") held on April 15, 2014, the Company's shareholders approved the Pinnacle Financial Partners, Inc. 2014 Equity Incentive Plan (the "2014 Equity Incentive Plan"), which permits awards to current and prospective employees and directors in the form of stock options, stock appreciation rights, shares, restricted shares, restricted share units, performance shares, performance share units, or any combination thereof. A summary of the material terms of the 2014 Equity Incentive Plan is set forth on pages 25 to 33 of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 4, 2014 (the "Proxy Statement"), and is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the 2014 Equity Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

                 At the Annual Meeting, James C. Cope, William H. Huddleston, IV, Robert A. McCabe, Jr., and Reese L. Smith III were elected as Class II directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, Glenda Baskin Glover was elected as a Class I director to hold office for a term of two years and until her successor is duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) approved the adoption of the 2014 Equity Incentive Plan, (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement and (iii) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

The final voting results of the director elections, approval of the 2014 Equity Incentive Plan, approval of compensation for the Company's named executive officers, and ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm, which were described in more detail in the Proxy Statement, are set forth below.

(1)	Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes
James C. Cope	25,807,449	557,451	4,615,669
William H. Huddleston, IV	25,809,777	555,123	4,615,669
Robert A. McCabe, Jr.	25,737,002	627,898	4,615,669
Reese L. Smith III	25,359,868	1,005,032	4,615,669
Glenda Baskin Glover	25,914,530	450,370	4,615,669

(2)	The vote on the 2014 Equity Incentive Plan was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
22,770,901	3,234,952	359,047	4,615,669

(3)	The non-binding advisory vote on the compensation of the Company's named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
18,883,594	7,106,351	374,955	4,615,669

(4)	The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
30,382,283	250,879	347,407	N/A

Item 9.01 Financial Statements and Exhibits.

            (d) Exhibits

            10.1 Pinnacle Financial Partners, Inc. 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date:            April 16, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Pinnacle Financial Partners, Inc. 2014 Equity Incentive Plan